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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 11, 2006

METALEX RESOURCES, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-51425	98-0422451
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

1811 East 17th Avenue
Spokane, Washington 99203
(Address of principal executive offices and Zip Code)

(509) 535-4662
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03     AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR END

On April 11, 2006, we amended our articles of incorporation and changed our name from Metalex Resources, Inc. to Rancher Energy Corp. On April 18, 2006 our common stock began trading on the Bulletin Board operated by the National Association of Securities Dealers, Inc. under our new symbol RNCH.

ITEM 7.01     REGULATION FD DISCLOSURE

The Company announced today that will henceforth operate under the name RANCHER ENERGY CORP. which best reflects managements current strategic outlook and planning.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
(c)	Exhibits	Document Description

	99.1	Press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 18th day of April, 2006.

METALEX RESOURCES, INC.

BY:	ANDREI STYTSENKO
Andrei Stytsenko
President, Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer, Secretary/Treasurer and sole member of the board of directors.